Effective immediately, the sub-section entitled “Performance Information” beneath the main heading "Summary of Key Information" is restated in its entirety as follows, with respect to the MFS Growth Allocation Fund only:

Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance and one or more other performance measures.

The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the six-month period ended June 30, 2010 was (3.87)%. During the period(s) shown in the bar chart, the highest quarterly return was 17.14% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (20.20)% (for the calendar quarter ended December 31, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	LIFE INCEPTION 06-28-2002
Returns Before Taxes
B Shares	27.32%	1.52%	5.01%
C Shares	30.33%	1.87%	5.01%
I Shares	32.70%	2.90%	6.07%
529A Shares	24.60%	1.16%	4.67%
529B Shares	27.26%	1.34%	4.79%
529C Shares	30.27%	1.68%	4.80%
R1 Shares	31.39%	1.81%	4.91%
R2 Shares	32.03%	2.27%	5.37%
R3 Shares	32.27%	2.54%	5.69%
R4 Shares	32.70%	2.85%	6.01%
A Shares	24.73%	1.35%	4.89%
Returns After Taxes on Distributions A Shares	23.91%	0.45%	4.19%
Returns After Taxes on Distributions and Sale of Fund Shares A Shares	16.26%	0.85%	3.99%
Index Comparisons (Reflects no deduction for fees, expenses or taxes)
Standard & Poor’s 500 Stock Index	26.46%	0.42%	3.60%
MFS Growth Allocation Fund Blended Index	23.94%	2.48%	5.38%

Standard & Poor’s 500 Stock Index is a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance compared to the MFS Growth Allocation Fund Blended Index, which was composed at period end of the following amounts of the following indices:

1)	Standard & Poor’s 500 Stock Index (55%) is a market capitalization index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
2)
Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, Far East) Index (21%) is a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

3)
Barclays Capital U.S. Aggregate Bond Index (21%) a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

4)
FTSE EPRA/NAREIT Global Real Estate Index (3%) measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.